EXHIBIT 10.5

                          BRITISH COLUMBIA
               Ministry of Employment and Investment
                    Energy and Minerals Division
                       Mineral Titles Branch

                         Mineral Tenure Act
                             Section 52

                       BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:       Mineral

MINING DIVISION:              Greenwood

SELLER

     I, Mike Muzylowski, 7225 Hudson Street, Vancouver, British
Columbia V6P 4K9, (604) 605-0885 - Client Number

PURCHASER

Keystone Mines Limited, 1160-1040 West Georgia Street, Vancouver,
British Columbia V6E 4H1, (604) 605-0885 - Client Number

     For an in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

Claim Name of            Tenure              Percentage of
Lease Type               Number              Title being Sold
-------------            ------              ----------------

Peak #1                  379802              100%
Peak #2                  379803              100%
Peak #3                  379804              100%
Peak #4                  379805              100%

     I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

     August 8, 2000

                              /s/ Mike Muzylowski
                              (Signature of Seller)

/s/ illegible
(Signature of Witness)